SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENTSCHEDULE
14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the registrant            [X]
Filed by a party other than the registrant        [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Under Rule 14a-12
Guaranty Federal Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)   Title of each class of securities to which transaction applies:
______________________________________
(2)   Aggregate number of securities to which transaction applies:
______________________________________
(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________
(4)   Proposed maximum aggregate value of transaction:
______________________________________
(5)   Total fee paid:
______________________________________
[  ]   Fee paid previously with preliminary materials.
______________________________________
[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount previously paid:
______________________________________
(2)   Form, Schedule or Registration Statement No.:
______________________________________
(3)   Filing Party:
______________________________________
(4)   Date Filed:
______________________________________

[Guaranty Federal Bancshares, Inc. Letterhead]
April 16, 2004
Dear Fellow Stockholder:
On behalf of the Board of Directors and management of Guaranty Federal Bancshares, Inc., I cordially invite you to attend the 2004 Annual Meeting of Stockholders to be held at the Clarion Hotel, 3333 South Glenstone Avenue, Springfield, Missouri, on Wednesday, May 19, 2004 at 6:00 p.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. Following the formal meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as representatives of BKD, LLP, independent accountants, will be present to respond to any questions that stockholders may have.

In June 2003, the Company determined to change its fiscal year end from June 30 to a calendar year end. In connection with the period ended December 31, 2003 and pursuant to the Company’s bylaws, the Board of Directors of the Company adopted a resolution to hold the Company’s Annual Meeting of Stockholders on May 19, 2004.

Whether or not you plan to attend the meeting, please sign and date the enclosed form of proxy and return it in the accompanying postage-paid return envelope as soon as possible. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend the meeting.

Respectfully,
/s/ Don M. Gibson
Don M. GibsonPresident and Chief Executive Officer

GUARANTY FEDERAL BANCSHARES, INC.
1341 WEST BATTLEFIELDSPRINGFIELD, MO 65807-4181
(417) 520-4333

______________________________________
NOTICE OF MEETING OF STOCKHOLDERS
To Be Held on May 19, 2004
Notice is hereby given that an annual meeting of the stockholders ("Meeting") of Guaranty Federal Bancshares, Inc. (the "Company") will be held at the Clarion Hotel, 3333 South Glenstone Avenue, Springfield, Missouri, on May 19, 2004, at 6:00 p.m., Central Time. Stockholders of record at the close of business on March 30, 2004, are the stockholders entitled to vote at the meeting.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is being held for the purpose of considering and acting upon:

1.The election of four directors.
2.The approval of the Guaranty Federal Bancshares, Inc. 2004 Stock Option Plan.
3.   The ratification of BKD, LLP as Independent Certified Public Accountant to the Company for the fiscal year ending December 31, 2004.
4.   Such other matters as may come properly before the Meeting or any adjournments thereof. Except with respect to procedural matters incident to the conduct of the Meeting, the Board of Directors is not aware of any other business to come before the Meeting.
BY ORDER OF THE BOARD OF DIRECTORS
[Graphic]
Don M. GibsonPresident

Springfield, MissouriApril 16, 2004

THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING IF YOU DESIRE, AND YOU MAY REVOKE YOUR PROXY BY WRITTEN INSTRUMENT AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM OUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

GUARANTY FEDERAL BANCSHARES, INC.
1341 WEST BATTLEFIELD
SPRINGFIELD, MISSOURI 65807-4181

_____________________
PROXY STATEMENT
_____________________

This proxy statement has been prepared in connection with the solicitation of proxies by the Board of Directors of Guaranty Federal Bancshares, Inc. (the "Company") for use at the annual meeting of stockholders to be held on May 19, 2004 (the "Annual Meeting"), and at any adjournment(s) thereof. The Annual Meeting will be held at 6:00 p.m. (Central Time) at the Clarion Hotel, 3333 South Glenstone Avenue, Springfield, Missouri. It is anticipated that this proxy statement will be mailed to stockholders on or about April 16, 2004.

RECORD DATE--VOTING--VOTE REQUIRED FOR APPROVAL
All persons who were stockholders of the Company on March 30, 2004, ("Record Date") will be entitled to cast votes at the Annual Meeting. Voting may be by proxy or in person. As of the Record Date, the Company had 2,998,897 shares of common stock issued and outstanding.

Holders of a majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum for purposes of transacting business at the Annual Meeting.

Each proxy solicited hereby, if properly executed, duly returned to management and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting in accordance with the stockholder’s instructions indicated thereon. If no contrary instructions are given, each proxy received by management will be voted in favor of all items on the agenda. Each stockholder shall have one vote for each share of stock owned.

A stockholder giving a proxy has the power to revoke the proxy at any time before it is exercised by filing with the Secretary of the Company written instructions revoking it. A duly executed proxy bearing a later date will be sufficient to revoke an earlier proxy. The proxy executed by a stockholder who attends the Annual Meeting will be revoked only if that stockholder files the proper written instrument with the Secretary prior to the end of the voting.

To the extent necessary to assure sufficient representation at the Annual Meeting, proxies may be solicited by officers, directors and regular employees of the Company personally, by telephone or by further correspondence. Officers, directors and regular employees of the Company will not be compensated for their solicitation efforts. The cost of soliciting proxies from stockholders will be borne by the Company.

Regardless of the number of shares of the Company’s common stock, par value $0.10 per share ("Common Stock") owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. In order for any proposals considered at the Annual Meeting to be approved by the Company’s stockholders, a quorum must be present. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope.

Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the approval of the specific proposals presented in this proxy statement, and upon any other business that may properly come before the Annual Meeting or any adjournment thereof. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast ("broker non-votes"). Proxies marked as abstentions or broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present. Approval of each of the ratification of the independent auditor proposal and the Company’s 2004 Stock Option Plan proposal requires the affirmative vote of a majority of the votes cast on such matter. Directors are elected by a plurality of votes of the shares present in person or by proxy at the Annual Meeting. Accordingly, abstentions and broker non-votes will have no effect on any of these proposals or the election of directors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Certificate of Incorporation of the Company (the "Certificate of Incorporation") restricts the voting by persons who beneficially own in excess of 10% of the outstanding shares of Common Stock. This restriction does not apply to employee benefit plans of the Company. The following table sets forth, as of the Record Date, persons or groups who are known by the Company to own more than 5% of the Common Stock.

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Guaranty Federal Savings Bank Employee Stock Ownership Plan ("ESOP") 1341 West Battlefield Springfield, MO 65807-4181	321,409(1)	10.1%

(1)   Reflects shared dispositive and voting power with respect to all shares listed. The ESOP purchased these shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee consisting of certain non-employee directors of the Company’s Board of Directors instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received are voted by the ESOP Trustee as directed by the ESOP Committee.

The following table sets forth certain information as of the Record Date, with respect to the shares of the Company’s Common Stock owned by each of the directors, nominees and named executive officers of the Company, and the total owned by directors and executive officers as a group. Less than 1% stock ownership is shown below with an asterisk (*).

Name of Beneficial Owner	Total Shares Beneficially Owned(1)	Percent of Total Outstanding Common Shares

Jack L. Barham	52,974(2)(3)	1.7%

Wayne V. Barnes	76,460(2)(4)	2.4%

Don M. Gibson	20,500(2)(5)	.6%

Kurt D. Hellweg	17,864(2)(6)	*

Gary Lipscomb	60,457(2)(4)	1.9%

Gregory V. Ostergren	31,814(2)(7)	1.0%

Tim Rosenbury	500(2)	*

James L. Sivils, III	1,435(2)	*

William B. Williams	84,078(8)	2.7%

Total owned by all directors and executive officers as a group (ten persons)	434,202(9)	13.7%

___________________________________________

(1)   Amounts may include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain family members, by certain related entities or by trusts of which the directors and executive officers are trustees or substantial beneficiaries, with respect to which shares the respective director or executive officers are trustees or substantial beneficiaries, with respect to which shares the respective director or executive officer may be deemed to have sole or shared voting and/or dispositive powers. Due to the rules for determining beneficial ownership, the same securities may be attributed as being beneficially owned by more than one person. The holders may disclaim beneficial ownership of the included shares which are owned by or with family members, trusts or other entities.
(2)   Excludes 321,409 shares of Common Stock held under the ESOP and 10,966 shares held under a restricted stock plan (the "RSP") and a recognition and retention plan (the "RRP") for which the individual serves as a member of the ESOP, RRP or RSP Committee or Trustee Committee. The individual disclaims beneficial ownership with respect to these shares held in a fiduciary capacity.
(3)   Includes 18,902 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(4)   Includes 23,402 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(5)   Includes 8,000 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(6)   Includes 8,682 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(7)   Includes 15,832 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(8)   Includes 35,251 shares of Common Stock that the individual has the right to acquire through the exercise of option within 60 days of the Record Date.
(9)   Includes 167,179 shares of Common Stock that may be acquired within 60 days of the Record Date through the exercise of options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the 1934 Act requires the Company’s officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company.

Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors, and persons who own more than ten percent of the Common Stock, were complied with during the six month transition period ended December 31, 2003.

FIRST PROPOSAL: ELECTION OF DIRECTORS
The following table sets forth certain information for each director nominee and continuing director. Three directors have been nominated for three-year terms and one director has been nominated for a two-year term by the Board of Directors of the Company, upon the recommendation of the Nominating Committee.

In accordance with the bylaws of the Company, the Board of Directors increased the size of the Board from eight (8) members to nine (9) members and allocated this new directorship to the class of directors whose terms expire in 2006. The Board of Directors appointed Shaun A. Burke to fill this newly created directorship and to hold such directorship for the two-year term expiring in 2006 or until his successor is elected and qualified. The nominees being nominated for three-year terms and elected at this Annual Meeting will hold office for a three-year term expiring in 2007 or until their successors are elected and qualified. Each nominee is currently a director of the Company. Each nominee has indicated that they are willing and able to serve as a director if elected and have consented to being named as nominees in this proxy statement.

Unless otherwise specified on the proxies received by the Company, it is intended that proxies received in response to this solicitation will be voted in favor of the election of each person named in the following table to be a director of the Company for the term as indicated, or until his successor is elected and qualified. There are no arrangements or understandings between the nominees or directors and any other person pursuant to which any such person was or is selected as a director or nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDSTHAT YOU VOTE FOR THE FOLLOWING NOMINEES.

Nominees for Three-Year Terms Expiring 2007
Name	Age (1)	Director Since	Current Term Expires

Jack L. Barham	70	1983	2004

Don M. Gibson	60	2002	2004

Tim Rosenbury	47	2002	2004

Nominee for Two-Year Term Expiring 2006
Name	Age (1)	Director Since	Current Term Expires

Shaun A. Burke	40	2004 (2)	2004 (2)

Directors Who Are Not NomineesWho Will Continue in Office After the Meeting

Name	Age (1)	Director Since	Current Term Expires

Wayne V. Barnes	72	1976	2005

Gregory V. Ostergren	48	1999	2005

James L. Sivils, III	39	2002	2005

Kurt D. Hellweg	46	2000	2006

Gary Lipscomb	73	1991	2006

(1)   As of the Record Date

(2)   Mr. Burke was appointed by the Company’s Board of Directors in March 2004 to fill a newly created directorship on the Company’s Board of Directors. The Board of Directors also adopted a resolution requiring Mr. Burke to stand for election at this Annual Meeting for the remaining term of the class of directors to which he was appointed. The term of this class of directors expires in 2006.

Biographical Information
Set forth below are brief summaries of the background and business experience, including principal occupation, of each nominee and director currently serving on the Board of Directors of the Company.

Jack L. Barham worked at Guaranty Federal Savings Bank, the predecessor savings bank to Guaranty Bank (the "Bank"), the wholly owned subsidiary of the Company, for 24 years and retired in 1995. He served in various positions of responsibility and was a Realtor and appraiser. In 1983, he was elected to the Company’s Board of Directors. In 1990, he was elected Vice President and Chairman of the Board, and continues to serve as Chairman of the Board following retirement in 1995. He served in the US Navy, is a deacon at Ridgecrest Baptist Church and has been a member of various civic organizations.

Don M. Gibson has been President and Chief Executive Officer of the Company since January 2002. Mr. Gibson also served as President and Chief Executive Officer of the Bank from January 2002 until the appointment of Shaun A. Burke on March 9, 2004 to serve in such capacities. Prior to joining the Company, Mr. Gibson was a retired banking executive. From March 2000 to July 2000 Mr. Gibson was President of Sinclair National Bank, Gravette, Arkansas. Prior to that, Mr. Gibson was at Great Southern Bank, a subsidiary of Great Southern Bancorp, Inc., Springfield, Missouri, holding various positions since September 1975 with his last being Vice Chairman.

Tim Rosenbury, AIA, is a Principal and Chairman of the Board of Butler, Rosenbury & Partners, Inc., a 60-person architecture, engineering, interior design and planning firm in Springfield, Missouri. Mr. Rosenbury joined the firm in 1984 after practicing in Memphis, Tennessee. He graduated with a B.Arch. from Mississippi State University in 1980, which awarded him the designation of Alumni Fellow in 1999. He is Corporate Secretary of Ozark Mailing Service, Inc., a privately held company; and is General Partner in a privately held company currently redeveloping several historic buildings in downtown Springfield. He is a member of a number of several professional and civic organizations, many of which he has held leadership positions.

Shaun A. Burke was appointed President and Chief Executive Officer of the Bank on March 9, 2004. In May 1997, Mr. Burke joined, and assisted with the start up of, Signature Bank in Springfield, Missouri. During his tenure at Signature Bank, he held the positions of Executive Vice President and Senior Credit Officer and was a member of the bank’s board of directors. From 1989 to 1997, Mr. Burke was with Bank of America and its predecessors in Springfield, Missouri, with his last position being Vice President of Commercial Lending. Mr. Burke is active in many civic organizations and is a past member of the United Way Allocations and Agency Relations Executive Committee, Salvation Army Board of Directors and Big Brothers Big Sisters of the Ozarks Board of Directors.

Wayne V. Barnes previously owned Sunnyland Stages, Inc., for approximately thirty-five years, until it was sold in 1998. He is presently the Vice-President and co-owner, with his wife, Barbara, of Sunnyland Tours, Inc., Springfield, Missouri. Mr. Barnes attended the University of Missouri and Drury College, and served in the US Navy. He is active in many civic organizations.

Gregory V. Ostergren is the Chairman, President and Chief Executive Officer of American National Property and Casualty Insurance Companies, ("ANPAC"), Springfield, Missouri, and Chairman of the Farm Family Insurance Group, Albany, New York. Mr. Ostergren joined ANPAC in October of 1990 as President and CEO. In 2000, he took on the additional role as Chairman of ANPAC and in 2001, following the acquisition of Farm Family, which he led, Mr. Ostergren was voted Chairman of Farm Family. He is a Board Member of the Insurance Institute for Highway Safety, Washington, DC. After graduating from the University of Minnesota in 1977, Mr. Ostergren held various positions at Allstate Insurance Company in Chicago, Illinois, and Mutual Service Insurance Company in St. Paul, Minnesota. He is a member of the American Academy of Actuaries, an Associate of the Casualty Actuarial Society and a member of the academic business honor society Beta Gamma Sigma. He is past Chairman of the College of Natural and Applied Sciences Advisory Board for Southwest Missouri State University. He has also served as a Board member of the Springfield Public School Foundation, as a Board member and Treasurer of the United Way of the Ozarks, and has served on a number of other professional and civic boards of directors.

James L. Sivils, III, JD, is the manager of Morelock-Ross Companies ("Morelock-Ross"), a group of several privately held companies involved in both commercial and residential construction and in real estate development and management in Springfield, Missouri. Mr. Sivils has been with Morelock-Ross since 1997. Prior to joining Morelock-Ross, Mr. Sivils worked as an attorney from 1990 to 1993 and as a real estate broker and developer from 1993 to 1997. Mr. Sivils holds a J.D. degree from the University of Missouri – Kansas City Law School and a B.A. degree from the University of Missouri - Columbia. Mr. Sivils is a past Board member of the Springfield Apartment Housing Association and the Lakes Country Rehabilitation Center.

Kurt D. Hellweg, is President and Chief Operating Officer of American Dehydrated Foods, Inc. ("ADF"), a privately held company that manufactures ingredients for the feed industry. Mr. Hellweg joined ADF in 1987 and has served as ADF’s Vice President of Sales and Senior Vice President of Operations in the past. Prior to joining ADF, Mr. Hellweg was an officer in the U.S. Navy from 1980 to1987. During that time, he served tours as a helicopter pilot in the Atlantic Fleet and as an instructor pilot. Mr. Hellweg holds a B.S. degree in Engineering from the University of Nebraska where he attended on a NROTC Scholarship.

Gary Lipscomb, CPA, practiced as a Certified Public Accountant for over 25 years in Springfield, Missouri before retiring from his firm, Lipscomb, Kirkpatrick and Company, CPA’s in August of 1988 to devote full time to the operation of Lipscomb Ford-Chrysler, Inc. in Branson, Missouri. He sold this dealership in December of 1993 and since that time has owned and operated Lipscomb Auto Group in Springfield, Missouri. Mr. Lipscomb has been and remains active in many social, fraternal, and religious activities. Mr. Lipscomb owns various real estate investments in Springfield and Branson, Missouri.

Director Independence

The Board of Directors of the Company has determined that all of the directors, except for Directors Gibson and Director nominee Burke who are officers of the Company and the Bank, respectively, are "independent directors" as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"). These directors constitute a majority of the Board.

Meetings and Committees of the Board of Directors
The business of the Company is conducted at regular and special meetings of the full Board of Directors and its standing committees. The standing committees consist of the Executive, Audit, Compensation, Investment, ESOP (Employee Stock Ownership Plan), Option, RRP and RSP Committees. During the transition period from July 1, 2003 through December 31, 2003 (the "Transition Period"), the Board of Directors held six regular meetings and two special meeting. During this period, no Director attended less than 75% of those meetings and the meetings held by all committees of the Board of Directors on which he served. During the twelve months ended December 31, 2003, the Board of Directors held twelve regular meetings and three special meeting. During this period, no Director attended less than 75% of those meetings and the meetings held by all committees of the Board of Directors on which he served.

Although the Company does not have a formal policy regarding director attendance at the Company’s annual stockholders meeting, all directors are expected to attend these annual meetings absent extenuating circumstances. All current directors attended the annual meeting of stockholders held on October 22, 2003.

Stockholders and other interested persons who wish to communicate with board of directors of the Company, or any individual director, should send their written correspondence by mail to: Jack L. Barham, Chairman of the Board, Guaranty Federal Bancshares, Inc., 1341 West Battlefield, Springfield, Missouri 65807.

Audit Committee

The Audit Committee is composed of seven directors and currently consists of Messrs. Lipscomb, Barnes, Rosenbury, Sivils, Barham, Ostergren and Hellweg. The Board of Directors intends to continue requiring that at least three independent directors serve on the Audit Committee. This standing committee (i) regularly meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues, (ii) meets at least annually in executive session with the Company’s independent auditors to review the results of the annual audit and other related matters, and (iii) meets quarterly with management and the independent auditors to review the Company’s financial statements and significant findings based on the independent auditor’s review. The Audit Committee is responsible for hiring, retaining, compensating and terminating the Company’s independent auditors. See the copy of the Audit Committee Charter included as Appendix B to this proxy statement for a further description of the Audit Committee’s purposes and responsibilities.

During the Transition Period, the Audit Committee met one time. During the twelve months ended December 31, 2003, the Audit Committee met four times.

Nominating Committee

The Nominating Committee, a non-standing committee, meets once a year and is composed of the directors whose terms will not expire at the next annual meeting. Accordingly, the Nominating Committee during the Transition Period is comprised of Messrs. Barnes, Ostergren, Sivils, Hellweg and Lipscomb, each of whom is an "independent director" as defined under NASD listing standards. The Nominating Committee has adopted a written charter. A copy of the Nominating Committee’s charter is included as Appendix C to this proxy statement.

The Nominating Committee is responsible for identifying individuals qualified to serve as members of the Board of Directors and recommending to the Board the director nominees for election and appointment to the Board of Directors. In accordance with its charter, the Nominating Committee recommends candidates (including incumbent nominees) based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board of Directors, attendance at Board of Directors and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board of Directors as a whole. The Committee monitors the mix of skills and experience of its directors and committee members in order to assess whether the Board of Directors has the appropriate tools to perform its oversight function effectively.

With respect to nominating existing directors, the Nominating Committee reviews relevant information available to it and assesses their continued ability and willingness to serve as a director. The Nominating Committee will also assess such persons contribution in light of the mix of skills and experience the Nominating Committee has deemed appropriate for the Board of Directors as a whole. With respect to nominations of new directors, the Nominating Committee will conduct a thorough search to identify candidates based upon criteria the Nominating Committee deems appropriate and considering the mix of skills and experience necessary to complement existing members of the Board of Directors. The Nominating Committee will then review selected candidates and make its recommendation to the Board of Directors. See the copy of the Nominating Committee Charter in Appendix C to this proxy statement for a further description of the nomination process utilized by the Nominating Committee.

Nominations by a stockholder will be considered by the Nominating Committee if such nomination is written and delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company between 30 and 60 days prior to the meeting at which such nominee may be considered. However, if less than 31 days’ notice of the meeting is given to stockholders, written notice of the stockholder nomination must be similarly given no later than the tenth day after notice of the meeting was mailed to stockholders. A nomination must set forth, with respect to the nominee, (i) name, age, and addresses, (ii) principal occupation or employment, (iii) Common Stock beneficially owned, and (iv) other information that would be required in a proxy statement. The stockholder giving notice must list his or her name and address, as they appear on the Company’s books, and the amount of Common Stock beneficially owned by him or her. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

Compensation Committee

The Board of Directors of the Company and the Board of Directors of the Bank are comprised of the same persons. The Compensation Committee, which consists solely of the non-employee directors of the Bank, is comprised of Messrs. Lipscomb, Barnes, Rosenbury, Sivils, Barham, Ostergren and Hellweg. As indicated above, each of these committee members is and "independent director" as defined under the NASD listing standards. The Company has no full time employees, but relies on employees of the Bank for the limited services received by the Company. All compensation paid to officers of the Company and the Bank and to employees of the Bank is paid by the Bank. The Compensation Committee meets as needed and met three times during the Transition Period. During the twelve months ended December 31, 2003, the Compensation Committed met four times.

Directors’ Compensation
Until July 2003, each member of the Board of Directors received a yearly fee for serving on the Boards of Directors of the Company and the Bank at the rate of $9,000, payable monthly. At the July 2003 meeting, the Board of Directors voted to increase the fees paid to directors to the yearly rate of $15,600, payable monthly, effective August 2003. Directors do not receive additional fees for attendance at committee meetings.

Directors can participate in the Company’s Restricted Stock Plan, 1998 Stock Option Plan and 2001 Stock Compensation Plan and will be eligible to participate in the 2004 Stock Option Plan if such plan is approved by the Company’s stockholders at the Annual Meeting (see Proposal 2 in this proxy statement for further description of such plan). In February 2003, Director Gibson received a grant of stock options covering 10,000 shares of Common Stock at an exercise price of $15.31. In July 2003, Directors Rosenbury and Sivils each received a grant of stock options covering 25,000 shares of Common Stock at an exercise price of $16.65. All grants of stock options vest at the rate of 20% one year after the date of grant and 20% annually thereafter and become immediately 100% vested upon death, disability, or termination of service following a change in control as defined in the respective plans.

Compensation Committee Interlocks and Insider Participation
Since August 2002, the Compensation Committee has consisted of all non-employee directors of the Bank. This standing committee reviews performance, industry salary surveys and the recommendations of management concerning compensation. Mr. Jack L. Barham is the Chairman of the Board of Directors of the Company and the Bank and had been, for many years until his retirement in 1995, an officer of the Bank.

Compensation Committee Report on Executive Compensation
The Compensation Committee, together with the full Board of Directors of the Company, has designed the compensation and benefit plans for all employees, executive officers and directors in order to attract and retain individuals who have the skills, experience and work ethic to provide a coordinated work force that will effectively and efficiently carry out the policies adopted by the Board of Directors and to manage the Company and its subsidiary to meet the Company’s mission, goals and objectives.

To determine the compensation and benefit plans of employees, executive officers and directors, the Compensation Committee reviews industry compensation statistics based on our asset size, makes cost of living adjustments, and establishes salary ranges for each senior officer, and fees for the Board of Directors. Management then determines, and is responsible to the Compensation Committee for, salary ranges for junior level officers and staff. The Compensation Committee then reviews (i) the financial performance of the Bank over the most recently completed fiscal year (including ROA, ROE, G & A expense, CAMELS rating, quality of assets, risk exposure and compliance rating) compared to results at comparable companies within the industry, and (ii) the responsibilities and performance of each senior officer and the salary compensation levels of each officer compared to like positions at comparable companies within the industry. The Compensation Committee evaluates all factors subjectively in the sense that they do not attempt to tie any factors to a specific level of compensation.

All employees and officers may participate on an equal, non-discriminatory basis in the Bank’s medical insurance plan, long-term disability plan and group life insurance plan. The Bank also provides all employees and officers with the opportunity to participate in the Employee Stock Ownership Plan ("ESOP"), and a non-contributory 401 (k) tax-deferred savings plan. The Compensation Committee of the Bank recommends all compensation and benefit plans to the full Board of Directors for approval annually.

Stock Option and Restricted Stock Award Plans. The 1998 Stock Option Plan ("SOP") and the Restricted Stock Plan ("RSP") were designed to reward Board members and senior officers for the future long-term performance of the Company, based on the responsibilities of the Board members and senior officers to manage the Bank and the Company. The 2000 Stock Compensation Plan and the 2001 Stock Compensation Plan were adopted in February 2000 and March 2001, respectively, and were designed to reward Board members and senior officers for the future long-term performance of the Company, based on the responsibilities of the Board members and senior officers to manage the Bank and the Company.

Report of Chief Executive Officer Compensation. The CEO’s compensation is determined by the Compensation Committee, without the CEO participating in any discussions relating to such compensation, and is based on the same factors as those applied to other officers and employees of the Bank; however, more emphasis is placed on the general health and financial performance of the Bank and the Company. The CEO’s compensation package reflects a range based on like-sized, like-position comparables within the industry and the geographical region, tempered by the performance of the individual and the Company. Stock awards under the SOP provide incentive, but should not replace, or override, maintenance of the compensation range established from the comparables. Mr. Gibson’s annual salary did not increase in calendar year 2003, but he was granted options to purchase 10,000 shares of Common Stock of the Company.

THE COMPENSATION COMMITTEE
Jack L. Barham	Gregory V. Ostergren
Wayne V. Barnes	Tim Rosenbury
Kurt D. Hellweg	James L. Sivils, III
Gary Lipscomb

Summary Compensation Table
The following table sets forth information with respect to the compensation received for services rendered to the Company by the present Chief Executive Officer and Executive Vice President during the periods indicated (the "Named Executive Officers" or "NEOs"). During the six month transition period ended December 31, 2003, no other person served as the Chief Executive Officer of the Company and no other executive officer or employee of either the Bank or the Company received salary and bonus that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year (10)	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options	All Other Compensation
Don M. Gibson President & CEO (9)	Dec/03 2003 2002	$100,000 200,000 93,205	-- -- --	$7,250(1) 9,000(1) 2,250(1)	-- -- --	-- 10,000(2) 15,000(3)	$15,111(4) -- --
William B. Williams Executive Vice President	Dec/03 2003 2002	$59,097 112,105 106,718	-- -- --	$1,080(5) 2,168(5) 2,160(5)	-- -- --	-- -- --	$30,704(6) 26,402(7) 25,895(8)

______________________

(1)   Consists of Director fees.
(2)   Consists of an allocation of 10,000 shares of Stock Options during fiscal year ended June 30, 2003. Options vest at 20% per year beginning February 20, 2004.
(3)   Awarded in connection with becoming President and CEO. Options vest at 20% per year beginning January 17, 2003.
(4)   Consists of 785 shares of Common Stock allocated under the ESOP at a per share price on issuance of $19.25.
(5)   Includes auto allowance.
(6)   Consists of 1,595 shares of Common Stock allocated under the ESOP at a per share price on issuance of $19.25.
(7)   Consists of 1,687 shares of Common Stock allocated under the ESOP at a per share price on issuance of $15.65.
(8)   Consists of 1,947 shares of Common Stock allocated under the ESOP at a per share price on issuance of $13.30.
(9)   Mr. Gibson was appointed President and Chief Executive Officer of the Company in January 2002. Prior to such appointment, Mr. Gibson was not an officer or employee of the Company.
(10)   The Company elected to convert from a June 30 fiscal year end to a December 31 calendar year end. The compensation reported for the NEOs in the top row represents the compensation paid during the six month transition period ended December 31, 2003. The compensation reported in the second and third rows represents compensation paid during the Company’s previous fiscal periods ended June 30, 2003 and 2002, respectively.

Employment Agreements

The Bank previously maintained one employment agreement with an executive officer of the Bank. The agreement expired on October 25, 2003. As of December 31, 2003, neither the Company nor the Bank is a party to any employment agreement with a Named Executive Officer identified above.

Aggregated Option Exercises In The Transition Period and Fiscal Year End Option Values
The following table presents (i) the unexercised stock options for Common Stock of the company held by each Named Executive Officer, and (ii) the value of such in-the-money options as of December 31, 2003, as if such in-the-money options were vested and exercisable as of December 31, 2003.

Name	SharesAcquiredon Exercise(#)	ValueRealized($)	Number of SecuritiesUnderlying UnexercisedOptions/SARs at FY-End(#) Exercisable /Unexercisable	Value of Unexercised in-the-Money Options/SARs at FY-End ($) Exercisable /Unexercisable(1)

Don M. Gibson	0	0	3,000/ 22,000	$16,080/$103,720

William B. Williams	0	0	40,011/0	$267,783/$0

(1)   Calculated by multiplying the closing price of $19.25 for the Common Stock on December 31, 2003, less the option exercise price, by the total number of shares under option.

Transactions with Certain Related Persons
Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Bank provides loans to its officers, directors, and employees to purchase or refinance personal residences as well as consumer loans. Loans made to officers, directors and executive officers are made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as would be made to any other customer in the ordinary course of business, and did not, and do not, involve more than the normal risk of collectability, or present other unfavorable features.

The Company intends that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm’s-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Bank not having any interest in the transaction.

STOCK PERFORMANCE GRAPH
Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in The Nasdaq U.S. Index and (b) the cumulative total stockholder return on stocks included in The Nasdaq Bank Index. All three investment comparisons assume the investment of $100 as of the close of business on December 31, 1998 and the hypothetical value of that investment as of the Company’s fiscal years ended December 31, 1999, 2000, 2001, 2002, and 2003. The graph reflects the historical performance of the Common Stock, and, as a result, may not be indicative of possible future performance of the Common Stock. The data used to compile this graph was obtained from NASDAQ.

Total Return Performance
Guaranty Federal Bancshares, Inc.
NASDAQ - Total US*
NASDAQ Bank Index*
Index Value
250
225
200
175
150
125
100
75
50
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03

		Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Guaranty Federal Bancshares, Inc.	100.00	89.58	107.19	127.43	155.68	198.52
NASDAQ - Total US	100.00	185.43	111.83	88.76	61.37	91.75
NASDAQ Bank Index	100.00	96.15	109.84	118.92	121.74	156.62

SECOND PROPOSAL: GUARANTY FEDERAL BANCSHARES, INC.
2004 STOCK OPTION PLAN

The second item to be acted upon at the Annual Meeting is a proposal to approve the Guaranty Federal Bancshares, Inc. 2004 Stock Option Plan (the "Plan"), a copy of which is included as Appendix A to this Proxy Statement.

The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, key employees and other persons providing services to the Company, or any present or future parent or subsidiary of the Company, to promote the success of the business. As of March 26, 2004, the Company has no salaried employees, and its subsidiary, Guaranty Bank, has 88 full-time employees, including officers. The Board of Directors of the Company consists of nine (9) directors.

SUMMARY DESCRIPTION OF THE PLAN

The following description is a summary of the Plan and is qualified in its entirety by reference to the full text of the Plan attached hereto as Appendix A.

The Plan is intended to provide for the grant of incentive stock options ("ISOs") and non-incentive stock options ("Non-ISOs"). Any ISOs granted under the Plan are intended to conform to the requirements of Section 422 of the Internal Revenue Code, as amended. The Plan will be administered by a committee of not less than two directors appointed by the entire board of directors of the Company (the "Committee"). Any director serving on the Committee must meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "Outside Director" within the meaning of Treasury Regulation 1.162-27.

The maximum number of shares of Common Stock ("Shares") with respect to which ISOs and Non-ISOs, on an aggregate basis, may be granted under the Plan is 250,000. If a previously granted option expires, becomes unexercisable, or is forfeited for any reason prior to its exercise, new options may be granted under the Plan equal to the number of Shares as to which such expiration or forfeiture has occurred. The Committee selects, at its discretion, the persons who will receive options under the Plan, the number of Shares to be granted under such options, what type or combination of types of options to be granted and the time or times at which such options are granted, subject to limitations adopted by the Federal Reserve Board or other applicable bank regulatory authority ("Banking Regulations"). In making such selections and determinations, the Committee may consider the nature of the prior and anticipated future services rendered by such person, such person’s current and potential contribution to the Company and such other factors as the Committee, in its sole discretion, may deem relevant. For options granted to optionees who are subject to the provisions of Section 16 of the Exchange Act and the regulations promulgated thereunder, a minimum of six months must elapse between the grant date of such options and the date of the sale of the Common Stock received through the exercise of such option, except in the event of death or disability of the optionee.

As discussed above, grants of stock options under the Plan, and the terms and conditions of such grants which are not inconsistent with the terms of the Plan, are at the discretion of the Committee. Because the amount of options and the benefits to be received by persons eligible under the Plan will depend on the Committee’s actions and the fair market value of the Common Stock in the future, it is not possible to determine at this time the amount of options or benefits that will be received by such eligible persons. To date, no options have been granted under the Plan, and no options will be granted under the Plan until the Plan has been approved by the stockholders of the Company.

All stock options granted under the Plan (i) vest at the rate of 20% on the first anniversary of the grant date and 20% annually thereafter during such periods of service as an employee, director or director emeritus, except as otherwise is provided by the terms of the written agreement evidencing the terms and conditions of an individual option grant (the "Option Agreement"), (ii) become fully vested in the event of a "change in control" as defined in the Plan if such accelerated vesting is not inconsistent with applicable Banking Regulations, (iii) must be exercised within the applicable period set forth in the Option Agreement, (iv) terminate as of the date of the termination of employment or service of an optionee by the Company or its subsidiaries for "cause" as defined pursuant to any applicable Banking Regulation as determined by the Board of Directors of the Company, (v) if such options have been held for at least six months, may be exercised pursuant to a "cashless exercise", and (vi) may be subject to the Committee’s sole and absolute discretion to make a cash payment, in whole or part, in lieu of the delivery of Shares. In addition to the "cashless exercise" payment option, the Plan permits payment of the exercise price to be made by cash, Common Stock or a combination of cash and Common Stock, provided that the Common Stock is valued at its fair market value at the date of exercise and has been held for more than six months. The Committee has the power to accelerate the exercise date of any option previously granted under the Plan if such action is not contrary to any applicable Banking Regulation. An Option Agreement may contain other terms, provisions and conditions not inconsistent with the Plan, as may be determined by the Committee, including additional conditions upon the right of any optionee to exercise any option.

ISOs may be granted only to employees of the Company or the Bank at an exercise price of not less than the "Fair Market Value" of the Common Stock on the date such ISO is granted. In addition, if an employee owns Common Stock representing more than 10% of the outstanding Common Stock at the time the ISO is granted, the ISO exercise price shall not be less than 110% of the "Fair Market Value" of the Common Stock on the date that the ISO is granted. A Non-ISO may be granted at an exercise price per Share as determined by the committee at its sole discretion. The closing price per share of Common Stock on March 30, 2004 was $19.36.

All ISOs granted under the Plan are subject to the following terms and conditions: (i) no ISO may be granted with an exercise date of more than ten years from the date that such ISO is granted, except that the exercise date may not exceed five years if the employee owns stock representing more than ten percent of the Common Stock outstanding at the date of grant of such ISO, (ii) no ISO may be granted more than ten years after the date the Plan was adopted, and (iii) the aggregate Fair Market Value (determined as of the date such option is granted) of the Shares with respect to which ISOs are exercisable for the first time by each employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company) shall not exceed $100,000.

If an employee’s employment terminates for any reason other than "Disability" (as defined in the Plan) or death (pursuant to which different termination dates apply), then all of the optionee’s ISOs, and the optionee’s rights to purchase or receive Shares pursuant thereto, shall automatically terminate on (A) the earlier of (i) the respective expiration dates of any such ISOs, or (ii) the expiration of not more than three (3) months after the date of the optionee’s termination of employment; or (B) at such later date as is specified in the Option Agreement based upon the optionee’s continuing status as an employee, but only if, and to the extent that, the optionee was entitled to exercise any such ISOs at the date of such termination of employment.

The aggregate number of Shares for which options may be granted under the Plan, the number of Shares covered by each outstanding option, and the exercise price per Share under each such option, will all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders). The Committee also has the power to take certain actions as set forth in the Plan in the event of any change in control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event.

The Plan will become effective upon the date of approval of the Plan by the stockholders of the Company. The affirmative vote of a majority of the votes cast on this matter at the Annual Meeting is required to approve the Plan.

Federal Income Tax Consequences Relating to the Plan

The U.S. federal income tax consequences to the Company and the optionee’s under the Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Plan. Recipients of stock options under the Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.

As discussed above, either ISOs or Non-ISOs may be issued under the Plan. The tax consequences related to the issuance of each is discussed separately below.

Options

ISOs are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Internal Revenue Code, as amended (the "Code"), and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a Non-ISO.

Incentive Stock Options

If an option granted under the Plan is treated as an ISO, the employee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the employee and the Company will depend primarily upon whether the employee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an ISO may subject the employee to alternative minimum tax liability.

If an employee exercises an ISO and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

If the employee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the employee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income.) The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the employee’s compensation with respect to the ordinary income realized by the employee as a result of the disqualifying disposition.

The exercise of an ISO may subject an employee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an ISO is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an employee may be obligated to pay alternative minimum tax in the year he or she exercises an ISO.

In general, the Company will not be allowed a federal income tax deduction upon the grant, exercise, or termination of an ISO. However, in the event an employee sells or otherwise disposes of stock received on the exercise of an ISO in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the employee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

Non-ISOs

Non-ISOs granted under the Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a Non-ISO. However, upon the exercise of a Non-ISO, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

The optionee’s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a Non-ISO will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a Non-ISO, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

In general, the Company will not be allowed a federal income tax deduction upon the grant or termination of a Non-ISO or a sale or disposition of the shares acquired upon the exercise of a Non-ISO. However, upon the exercise of a Non-ISO, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

RECOMMENDED VOTE

The Board of Directors of the Company unanimously recommends that the stockholders vote FOR the approval of the Guaranty Federal Bancshares, Inc. 2004 Stock Option Plan.

Equity Compensation Plan Information

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	391,047	13.40	17,063
Equity compensation plans not approved by security holders	22,875	11.96	14,761
Totals	413,922	13.32	31,824

Description of Stock Plans Not Approved by Stockholders

2000 Stock Compensation Plan. During the year ended June 30, 2000, the directors of the Company established the Stock Compensation Plan (the "2000 SCP") with both a stock award component and a stock option component. A committee of the Bank’s Board of Directors (the "Committee") administers this plan and the 2001 SCP (discussed below). Stock options awarded under the plan are considered non-qualified for federal income tax purposes. Officers, directors and employees of the Company and its subsidiaries are eligible under the plan. Stock awards and stock options vest at the rate of 20% per year over a five year period and become fully vested in the event of a "change in control" as defined in the plan. In addition, the price of the stock options may not be less than the market value of the Company’s common stock on the date of grant, and the stock options expire no later than ten years from the date of grant. Under the stock award component of this plan, the Committee awarded 7,125 restricted shares of the Company’s common stock. As of December 31, 2003, there are 1,425 restricted shares in this plan that are not vested. There have been 17,875 options granted under this plan at an exercise price of $10.50 per share. The maximum number of shares of the Company’s common stock permitted to be awarded under this plan have been awarded.

2001 Stock Compensation Plan. During the year ended June 30, 2001, the directors of the Company established the Stock Compensation Plan (the "2001 SCP") with both a stock award component and a stock option component. Stock options awarded under the plan are considered non-qualified for federal income tax purposes. Officers, directors and employees of the Company and its subsidiaries are eligible under the plan. Stock awards and stock options vest at the rate of 20% per year over a five year period and become fully vested in the event of a "change in control" as defined in the plan. In addition, the price of the stock options may not be less than the market value of the Company’s common stock on the date of grant, and the stock options expire no later than ten years from the date of grant. Under the stock award component of this plan, the Committee awarded 10,239 restricted shares of the Company’s common stock. As of December 31, 2003, 6,141 of the shares in this plan are not vested. No options have been granted under this plan. The maximum number of shares of the Company’s common stock permitted to be awarded under this plan is 25,000 shares.

2003 Stock Option Agreement. During the period ended December 31, 2003, the independent directors of the Company authorized the issuance of 5,000 stock options as an employment inducement to a new officer of the Bank pursuant to a stock option agreement. Stock options awarded under this agreement are considered non-qualified for federal income tax purposes, vest at the rate of 20% per year over a five year period, become fully vested in the event of a "change in control" as defined in the agreement and expire no later than ten years from the date of grant. In addition, pursuant to the term of the stock option agreement which requires that the price of the stock options granted thereunder may not be less than the market value of the Company’s common stock on the date of grant, all of these options were granted at an exercise price of $17.20 per share.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee is composed of seven directors. The Board of Directors has determined that each of these directors is independent under the Marketplace Rules of NASD. In particular, each of these directors is independent as defined under Rule 4200(a)(15) and Rule 4350(d)(2)(A)(ii). The Board has also determined that Mr. Lipscomb qualifies as an Audit Committee Financial Expert as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC"). Only this paragraph of the Report of the Audit Committee shall be incorporated by reference into the Company’s Annual Report on form 10-K filed with the SEC under the Securities and Exchange Act of 1934, as amended, notwithstanding the incorporation by reference of this Report of the Audit Committee into such filing.

The Audit Committee operates under a written charter adopted by the Company’s Board of Directors. A copy of the charter is included as Appendix B to this proxy statement.

The primary duties and responsibilities of the Audit Committee are to (i) monitor the Company’s financial reporting process and systems of internal control, (ii) monitor the independence and performance of the Company’s independent auditors and outsourced internal auditors, and (iii) assure that management, the board of directors, the outsourced internal auditors and the independent auditors have the opportunity to communicate with one another.

The Committee has reviewed and discussed the audited consolidated financial statements with management and has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has also received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee has discussed with the independent accountants that firm’s independence. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

Based upon the Committee’s discussions and review described above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the transition period ended December 31, 2003 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Jack L. Barham           Gary Lipscomb
Wayne V. Barnes           James L. Sivils, III
Kurt D. Hellweg           Gregory V. Ostergren
Tim Rosenbury

PRINCIPAL ACCOUNTANT FEES AND SERVICES
During the six month transition period ended December 31, 2003 and the fiscal years ended June 30, 2003 and 2002, BKD, LLP provided various audit, audit related and non-audit services to the Company. Set forth below are the aggregate fees billed for these services during these periods and a brief description of such services:

(a)Audit fees: Aggregate fees billed for professional services rendered for the audits of the Company’s financial statements and reviews of financial statements included in the Company’s quarterly reports on Form 10-Q were $50,050, $51,850, and $44,400 for the six month transition period ended December 31, 2003 and the fiscal years ended June 30, 2003 and 2002, respectively.

(b)Audit related fees: Aggregate fees billed for professional services rendered related to audits of employee benefit plans and consultation on accounting matters were $13,654, $21,440, and $34,260 for the six month transition period ended December 31, 2003 and the fiscal years ended June 30, 2003 and 2002, respectively.

(c)Tax fees: Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax consultations were $5,250, $6,800 and $6,700 for the six month transition period ended December 31, 2003 and the fiscal years ended June 30, 2003 and 2002, respectively.

(d)All other fees: Aggregate fees billed for all other professional services, including compliance work, ESOP and 401(k) plan administration were $3,710, $12,465 and $52,490 for the six month transition period ended December 31, 2003 and the fiscal years ended June 30, 2003 and 2002, respectively.

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by BKD, LLP and the estimated fees for these services.

THIRD PROPOSAL: RATIFICATION OF BKD, LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

The independent auditors for the transition period ended December 31, 2003 for the Company and its subsidiary, the Bank, were BKD,LLP. In accordance with its charter, the Audit Committee has selected and appointed BKD,LLP to continue as independent auditors for the Company and the Bank for the fiscal year ending December 31, 2004. The Audit Committee and the Company’s Board of Directors are requesting that its stockholders ratify such appointment. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. If the stockholders do not ratify the appointment, however, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain BKD, LLP or to appoint another independent auditor.

The Board of Directors of the Company unanimously recommends that the stockholders vote FOR the ratification of the appointment of BKD, LLP as independent auditor for the fiscal year ending December 31, 2004.

A representative of BKD, LLP will be present at the meeting. The representative will have an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

MISCELLANEOUS
The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter on or before April 19, 2004, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

The Company’s annual report to stockholders for the transition period ended December 31, 2003, including financial statements, will be mailed on April 16, 2003, to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company at the Company’s address as provided at the end of the next section of this proxy statement.

STOCKHOLDER PROPOSALS
In order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive offices at 1341 W. Battlefield, Springfield, Missouri 65807-4181, no later than December 19, 2004.

In the event the Company receives notice of a stockholder proposal to take action at next year’s annual meeting of stockholders that is not submitted for inclusion in the Company’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of such proposal is received at the Company’s main office between 60 days and 30 days prior to the meeting. If next year’s annual meeting was also held on May 19, 2005, then proposals would have to be delivered between March 20, 2005 and April 19, 2005. The Certificate of Incorporation provides that if notice of a stockholder proposal to take action at next year’s annual meeting is not received at the Company’s main office between 60 days and 30 days prior to the meeting, the proposal will not be eligible for presentation at that meeting. However, if less than 31 days’ notice of the annual meeting is provided, a stockholder’s proposal would have to be received no later than 10 days after notice was mailed to the stockholders by the Company for that meeting.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE TRANSITION PERIOD ENDED DECEMBER 31, 2003, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO E. LORENE THOMAS, SECRETARY, GUARANTY FEDERAL BANCSHARES, INC., 1341 WEST BATTLEFIELD, SPRINGFIELD, MISSOURI 65807-4181.

Dated: April 16, 2004

APPENDIX A
GUARANTY FEDERAL BANCSHARES, INC.
2004 STOCK OPTION PLAN
1.   Purpose of the Plan. The purpose of the Guaranty Federal Bancshares, Inc. 2004 Stock Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, key employees and other persons providing services to the Corporation, or any present or future parent or subsidiary of the Corporation to promote the success of the business. The Plan is intended to provide for the grant of Incentive Stock Options and Non-Incentive Stock Options. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.
2.   Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.
(a)   "Agreement" means a written agreement between the Corporation and an Optionee evidencing the terms and conditions of an individual Option grant. Each Agreement shall set forth the Option exercise price, the number of Shares subject to the Option, the expiration date of the Option, and such other terms and restrictions applicable to an Option as the Committee shall determine. Each Agreement shall be subject to the terms and conditions of the Plan.
(b)   "Board" shall mean the Board of Directors of the Corporation, or any successor or parent corporation thereto.
(c)   "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Corporation; (ii) the merger or recapitalization of the Corporation whereby the Corporation is not the surviving entity; (iii) a change in control of the Corporation, as otherwise defined or determined by the Federal Reserve Board or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Corporation by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Corporation stock. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.
(d)   "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.
(e)   "Committee" shall mean the committee appointed by the Board in accordance with Section 5(a) of the Plan. In the absence of a committee appointed by the Board, the Committee shall mean the Board.
(f)   "Common Stock" shall mean the common stock of the Corporation, par value $___, or any successor or parent corporation thereto.
(g)   "Corporation" shall mean Guaranty Federal Bancshares, Inc., the parent corporation of the Bank, or any successor or Parent thereof.
(h)   "Director" shall mean a member of the Board of the Corporation, or any successor or parent corporation thereto.
(i)   "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Savings Bank or the Corporation from time to time.
(j)   "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Optionee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Optionee incapable of continuing in the employment or service of the Savings Bank or the Parent in his then current capacity as determined by the Committee.
(k)   "Effective Date" shall mean the date specified in Section 12 hereof.
(l)   "Employee" shall mean any person employed by the Corporation or any present or future Parent or Subsidiary of the Corporation.
(m)   "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.
(n)   "Incentive Stock Option" or "ISO" shall mean an Option that is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.
(o)   "Insider" shall mean a person who is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 as amended and the regulations promulgated thereunder.
(p)   "Non-Incentive Stock Option" or "Non-ISO" shall mean an Option that is not an ISO.
(q)   "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.
(r)   "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.
(s)   "Optionee" shall mean any person who receives an Option pursuant to the Plan, which Option has not been fully exercised.
(t)   "Parent" shall mean any present or future corporation, which would be a "parent corporation," as defined in Sections 424(e) and (g) of the Code, with respect to the Corporation.
(u)   "Plan" shall mean the Guaranty Federal Bancshares, Inc. 2004 Stock Option Plan.
(v)   "Bank" shall mean Guaranty Bank, or any successor corporation thereto.
(w)   "Share" shall mean one share of Common Stock.
(x)   "Subsidiary" shall mean any present or future corporation, which constitutes a "subsidiary corporation," as defined in Sections 424(f) and (g) of the Code, with respect to the Corporation.
3.   Shares Subject to the Plan. Except as otherwise required by the provisions of Section 10 hereof, the aggregate number of Shares with respect to which Options may be made pursuant to the Plan shall not exceed 250,000 Shares, and the aggregate number of Shares with respect to which ISOs may be made pursuant to the Plan shall not exceed 250,000 Shares. Such Shares may be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes. If an Option shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Options may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.
4.   Six Month Holding Period.
Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee, a minimum of six months must elapse between the date of the grant of an Option granted to an Insider and the date of the sale of the Common Stock received through the exercise of such Option.
5.   Administration of the Plan.
(a)   Composition of the Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two Directors of the Corporation appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an "Outside Director" within the meaning of Treasury Regulation Section 1.162-27(e)(3).
(b)   Powers of the Committee. The Committee is authorized to do the following (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board):
(i)   To determine from time to time which of the persons eligible under the Plan shall be granted Options, when and how each Option shall be granted, what type or combination of types of Options shall be granted, the provisions of each Option granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Option, and the number of Shares with respect to which an Option shall be granted to each such person.
(ii)   To interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to correct any defect, omission or inconsistency in the Plan or in any Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iii)   To amend the Plan or an Option, subject to the limitations applicable to the Board set out in Section 15(a).
(iv)   To terminate or suspend the Plan.
(v)   Generally to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Corporation that are not in conflict with the provisions of the Plan.
A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Options without the consent of the Optionee.

The President of the Corporation and such other officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Corporation and to cause them to be delivered to the Optionees.
(c)   Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.
6.   Eligibility for Options and Limitations.
(a)   In selecting Optionees and in determining the number of Shares to be subject to Options, the Committee may consider the nature of the prior and anticipated future services rendered by each such person, each such person’s current and potential contribution to the Corporation and such other factors as the Committee, in its sole discretion, may deem relevant. Optionees who have been granted an Option, if otherwise eligible, may be granted additional Options.
(b)   All grants of options hereunder shall be subject to limitations adopted by the Federal Reserve Board or other applicable bank regulatory authority.
7.   Terms and Conditions Applicable To All Options. Each Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve, and shall comply with and be subject to the following terms and conditions.
(a)   Option Price. The exercise price per Share for each Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion.
(b)   Payment. Full payment for each Share purchased upon the exercise of any Option granted under the Plan shall be made at the time of exercise of the Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise, and shall have been held for more than six (6) months, or such longer or shorter period of time required to avoid a charge for financial accounting purposes. The Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares shall be issued upon exercise of an Option until full payment has been received by the Corporation and no Optionee shall have any of the rights of a stockholder of the Corporation until the Shares are issued to the Optionee.
(c)   Exercise Generally. The Committee may impose additional conditions upon the right of any Optionee to exercise any Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or the Agreement, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus. To the extent that any Option is not exercised within the applicable period set forth in the Agreement, the Option, and all rights to purchase or receive Shares pursuant thereto, shall terminate on the last day of the applicable period.
(d)   Cashless Exercise. Subject to applicable vesting requirements, an Optionee who has held an Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Corporation to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Corporation written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Corporation.
(e)   Cash Settlement. Upon the exercise of an Option by an Optionee (or the Optionee’s personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of Shares. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per Share under the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Corporation under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.
8.   Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Employees, and shall comply with, and be subject to, the following terms and conditions:
(a)   Option Price.
(i)   The price per Share at which each ISO granted by the Committee under the Plan may be exercised shall not, as to any particular ISO, be less than the Fair Market Value of the Common Stock on the date that such ISO is granted.
(ii)   In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the ISO is granted, the ISO exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the ISO is granted.
(b)   Term of Incentive Stock Option. The term of exercisability of each ISO granted pursuant to the Plan shall be not more than ten (10) years from the date each such ISO is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the ISO is granted, the term of exercisability of the ISO shall not exceed five (5) years. No ISO may be granted more than ten (10) years after the earlier of (i) the date the Plan was adopted, or (ii) the date the Plan was approved by shareholders.
(c)   Transferability. An ISO granted pursuant to the Plan shall be exercised during an Optionee’s lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.
(d)   $100,000 Limit. The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which ISOs are exercisable for the first time by each Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Corporation or any present or future Parent or Subsidiary of the Corporation) shall not exceed $100,000. Notwithstanding the preceding sentence, the Committee may grant Options in excess of such limitation, and to the extent the $100,000 limit is exceeded with respect to an Option that would be an ISO if not for such limit, the Option shall be treated as a Non-ISO.
(e)   Termination of Employment. If an Optionee’s employment terminates for any reason other than Disability or death, all of the Optionee’s ISOs, and the Optionee’s rights to purchase or receive Shares pursuant thereto, shall automatically terminate on (A) the earlier of (i) the respective expiration dates of any such ISOs, or (ii) the expiration of not more than three (3) months after the date of the Optionee’s termination of employment; or (B) at such later date as is specified in the Agreement based upon the Optionee’s continuing status as an Employee, but only if, and to the extent that, the Optionee was entitled to exercise any such ISOs at the date of such termination of employment, and further that such Option shall thereafter be deemed a Non-ISO. In the event that a Subsidiary ceases to be a Subsidiary of the Corporation, the employment of all of its employees who are not immediately thereafter employees of the Corporation shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Corporation.
(i)Disability. In the event that any Optionee’s employment with the Corporation shall terminate as the result of the Disability of such Optionee, the expiration date referred to in Section 8(e) above shall be the date which is one (1) year after the date of the Optionee’s termination of employment, but only if, and to the extent that, the Option was exercisable at the date of such termination of employment.
(ii)   Death. In the event of the death of an Optionee, any ISOs granted to the Optionee may be exercised by the person or persons to whom the Optionee’s rights under any such ISOs pass by will or by the laws of descent and distribution (including the Optionee’s estate during the period of administration), and the expiration date referred to in Section 8(e) above shall be the date which is two (2) years after the date of death of the Optionee but only if, and to the extent that, the Option was exercisable at the Optionee’s date of death. For purposes of this Section 8(e)(ii), any ISO held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such ISO at the date of death is the Optionee’s continued status as an Employee for a specified period of time.
9.   Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of Options any taxes required by law to be withheld with respect to such cash payments. If an Optionee or other person is entitled to receive Shares pursuant to the exercise of an Option, the Corporation shall have the right to require the Optionee or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.
10.   Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.
(a)   Adjustment. Subject to any required action by the stockholders of the Corporation, within the sole discretion of the Committee, the aggregate number of Shares for which Options may be granted hereunder, the number of Shares covered by each outstanding Option, and the exercise price per Share under each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares effected without the receipt or payment of consideration by the Corporation (other than Shares held by dissenting stockholders).
(b)   Change in Control. All outstanding Options shall become immediately exercisable in the event of a Change in Control of the Corporation, as determined by the Committee, provided that such accelerated vesting is not inconsistent with applicable regulations of Federal Reserve Board or other appropriate banking regulatory agency at the time of such Change in Control. In the event of such a Change in Control, the Committee or the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:
(i)provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for ISOs shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each Share in the Change in Control transaction times the number of Shares subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or
(ii)   in the event of a transaction under the terms of which the holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment (the "Merger Price") for each Share exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of Shares subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.
(c)   Extraordinary Corporate Action. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Corporation, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:
(i)   appropriately adjust the number of Shares subject to each Option, the Option exercise price per Share, and the consideration to be given or received by the Corporation upon the exercise of any outstanding Option;
(ii)   cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or
(iii)   make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause ISOs granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.
(d)   Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan; provided that such action is not contrary to regulations of any applicable banking regulatory agency then in effect.
Except as expressly provided in Sections 10(a) and 10(b), no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 10.
11.   Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.
12.   Effective Date. The Plan shall become effective upon the date of approval of the Plan by the stockholders of the Corporation. The Committee may make a determination related to Options prior to the Effective Date with such Options to be effective upon the date of stockholder approval of the Plan.
13.   Approval by Stockholders. The Plan shall be approved by stockholders of the Corporation within twelve (12) months before or after the date the Plan is approved by the Board.
14.   Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee’s benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 15 hereof.
15.   Amendment and Termination of the Plan.
(a)   Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 10 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Optionees under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Corporation.
(b)   Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Corporation to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.
16.   Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Option Rights.
(a)   Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.
(b)   The inability of the Corporation to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Corporation of any liability with respect to the non-issuance or sale of such Shares.
(c)   As a condition to the exercise of an Option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.
(d)   Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Corporation or its Subsidiaries for "cause" as defined pursuant to any applicable banking regulation as determined by the Board, all Options held by such Optionee shall cease to be exercisable as of the date of such termination of employment or service.
17.   Reservation of Shares. During the term of the Plan, the Corporation will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.
18.   Unsecured Obligation. No Optionee under the Plan shall have any interest in any fund or special asset of the Corporation by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Optionee.
19.   No Employment Rights. No Director, Employee or other person shall have a right to be selected as an Optionee under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Corporation, the Savings Bank or other Subsidiaries.
20.   Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Missouri, except to the extent that federal law shall be deemed to apply.

A-

APPENDIX B
Guaranty Federal Bancshares, Inc. and Subsidiaries
Audit Committee Charter

Audit Committee Purpose
The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:
¡Monitor the integrity of the Guaranty Federal Bancshares, Inc. and its subsidiaries’ (the "Company") accounting and financial reporting processes and systems of internal controls regarding finance, accounting, and legal compliance;
¡Monitor the audits of the Company’s financial statements;
¡Monitor the independence and performance of the Company’s independent auditors and outsourced internal auditors; and
¡Provide an avenue of communication among management, the independent auditors, the outsourced internal auditors, and the Board of Directors.

The Audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent and internal auditors, as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company’s expense, independent legal, accounting, or other consultants and experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings
Audit Committee members shall meet the requirements of the National Market of The Nasdaq Stock Market, Inc. The Audit Committee shall be comprised of all of the non-employee members of the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of their independent judgement. All members of the Committee (i) shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, (ii) shall not have participated in the preparation of the Company’s financial statements at any time during the past three years, and (iii) at least one member of the Committee shall have accounting or related financial management experience necessary to comply with the "audit committee financial expert" requirement under the Sarbanes-Oxley Act of 2002 (the "Act"). The "audit committee financial expert" must have all of the following attributes:
¡An understanding of generally accepted accounting principles and financial statements;
¡The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;
¡Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;
¡An understanding of internal controls over financial reporting; and
¡An understanding of audit committee functions.

Beginning with the fiscal year ending December 31, 2003, the Company will have to disclose the expert’s name in its Annual Report on Form 10-K.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at least annually with each of the following:
¡Management,
¡A representative of the accounting firm providing internal auditing,
¡A representative of the independent auditors, and
¡As a committee to discuss any matters that the Committee or any of these groups believe should be discussed.
In addition, the Committee, or at least its Chair, shall meet with management and the independent auditor’s quarterly to review the Company’s financial statements and significant findings based upon the auditors limited review procedures.

Audit Committee Independence
Audit committee members are required to meet the NASDAQ definition of independence. In addition:
¡Audit committee members may not directly or indirectly receive any compensation (whether consulting, advisory or other compensatory fees) from the Company except for board or committee service, in accordance with the Act, and
¡Audit committee members may not be an "affiliated" (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder) person of the Company.

Audit Committee Responsibilities and Duties
Review Procedures
¡Review and reassess the adequacy of this Charter at least annually. Submit this charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.
¡Review the Company’s annual audited financial statements prior to filing or distribution. This review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments.
¡In consultation with the management, the independent auditors, and the internal audit firm, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit firm, together with management’s responses.
¡Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors
¡The independent auditors are ultimately accountable to the Audit Committee, and the independent auditors must report directly to the Audit Committee. The Audit Committee shall review the independence and performance of the auditors and annually appoint or discharge the independent auditors as circumstances warrant.
¡Approve the fees and other significant compensation to be paid to the independent auditors. The Company shall provide the appropriate funding, as determined by the Audit Committee, for payment of fees paid to independent auditors, compensation paid to advisors employed by the Audit Committee and the ordinary administrative expenses of the Audit Committee that the Audit Committee deems necessary in carrying out its duties.
¡On an annual basis, the Committee shall receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1. The Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence and objectivity.
¡Review the independent auditors audit plan — discuss scope, staffing, locations, reliance upon management, and the internal audit and general audit approach.
¡Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.
¡Consider the independent auditors’ judgements about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.
¡Approve in advance any permissible non-audit services and fees.

Internal Audit Function
¡The Company has elected to employ an independent accounting firm to perform the internal audit function. The internal auditors are ultimately accountable to the Audit Committee. The Audit Committee shall review the independence and performance of the internal auditors and annually appoint or discharge the internal auditors as circumstances warrant.
¡Approve the fees and other significant compensation to be paid to the internal auditors.
¡On an annual basis, the Committee shall receive from the internal auditors a formal written statement delineating all relationships between the internal auditors and the Company. The Committee should review and discuss with the internal auditors all significant relationships they have with the Company that could impair the auditors’ independence.
¡Review the internal auditors audit plan — discuss scope, staffing, locations, and general audit approach.
¡Review significant reports prepared by the internal auditors together with management’s response and follow up to these reports.

Other Audit Committee Responsibilities
¡Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. Such procedures will ensure that these complaints are treated confidentially and anonymously.
¡On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators of governmental agencies.
¡Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.
¡Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.
¡Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.
¡Approve all related party transactions which would require disclosure in the Company’s proxy.
B-

Guaranty Federal Bancshares, Inc. Audit Committee Charter
Audit Committee Financial Expert Disclosure Requirements

Please complete the following questionnaire and return to the Chairman of the Audit Committee

In order to comply with the Sarbanes-Oxley Act of 2002, the audit committee must have a "financial expert" with the following attributes and experience:

   I have an understanding of generally accepted accounting principles and financial statements.

   I have experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by Guaranty Federal Bancshares, Inc.’s financial statements, or experience actively supervising one or more persons engaged in such activities.

   I have an understanding of internal controls over financial reporting.

   I have an understanding of audit committee functions.

   I have education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions.

   I have experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions.

   I have experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements.

   I have other relevant experience. Please describe.

Signed

Date

APPENDIX C
Guaranty Federal Bancshares, Inc.
Nominating Committee Charter

Purpose

The Nominating Committee (the "Committee") shall be appointed by the Board of Directors (the "Board") of Guaranty Federal Bancshares, Inc. (the "Corporation") for the purpose of (i) identifying individuals qualified to serve as Board members, consistent with criteria approved by the Board; (ii) recommending to the Board the director nominees for election or appointment to the Board of Directors; and (iii) recommending to the Board director nominees for each committee.

Committee Composition and Meetings

The Committee shall be comprised of three or more directors (including a chairperson) as appointed by the Board, each of whom shall be an independent director as defined by the Nasdaq Stock Market (the "Nasdaq") listing standards and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall have the power at any time to change or replace the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter. The Committee chairperson shall be designated by the Board, or if the Board chooses not to do so, by a majority vote of the Committee.

The Committee shall meet at least two times annually or more frequently as circumstances dictate. The Committee will cause to be kept adequate minutes of all its proceedings, will report its actions at the next meeting of the Board and will file the Committee minutes with the minutes of the meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of the state of Delaware.

Committee Authority, Responsibilities and Process

The Committee shall have the following authority and responsibilities:

1.Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board.
2.Access to the Corporation’s resources and to request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.
3.Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation’s Certificate of Incorporation and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole. The Committee shall monitor the mix of skills and experience of its directors and committee members in order to assess whether the Board has the appropriate tools to perform its oversight function effectively.
Taking this into account, for each year’s nominations the Committee will take the following steps:
a.   With respect to nominating existing directors, the Committee will review relevant information available to it and assess their continued ability and willingness to serve as a director. The Committee will also assess such persons contribution in light of the mix of skills and experience the Committee has deemed appropriate for the Board.
b.   With respect to nominations of new directors, the Committee will conduct a thorough search to identify candidates based upon criteria the Committee deems appropriate and considering the mix of skills and experience necessary to complement existing Board members. The Committee will then review selected candidates and make a recommendation to the Board. The Committee may seek input from other Board members or senior management in identifying candidates.
4.Conduct or authorize studies of or investigations into matters within the Committee’s scope of responsibilities, and may retain, at the Corporation’s expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Corporation’s legal counsel, accountants or other advisers). The Committee shall have the authority to retain or terminate one or more search firms to assist the Committee in identifying director candidates and otherwise carrying out its responsibilities, including sole authority to approve the search firm’s fees and retention terms, which fees shall be borne by the Corporation.
5.Review nominations submitted by stockholders, which have been addressed to the corporate secretary, and which comply with the requirements of the Corporation’s Certificate of Incorporation and Bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.
6.Annually (i) recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary, and (ii) review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.
7.Form and delegate authority to subcommittees when appropriate.
8.Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

[FORM OF PROXY]

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE
PROXY

GUARANTY FEDERAL BANCSHARES, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 19, 2004
The undersigned hereby appoints the Board of Directors of Guaranty Federal Bancshares, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Clarion Hotel, 3333 South Glenstone Avenue, Springfield, Missouri, on Wednesday, May 19, 2004, at 6:00 p.m., local time, and at any and all adjournments thereof, in the following manner: Please be sure to sign and date this Proxy below.

Date_________

Stockholder Co-holder (if any) ______________________

1.   The election as directors of all nominees listed and the terms indicated (except as marked to the contrary below):

Three Year Terms:           Jack L. Barham
Don M. Gibson
Tim Rosenbury

Two Year Term:               Shaun A. Burke

FOR    [  ]           WITHHOLD   [  ]       FOR ALL EXCEPT   [  ]

INSTRUCTION: To withhold authority to vote for individual nominee(s), mark "For All Except" and write the name(s) in the space provided below.

2.   The approval of the Guaranty Federal Bancshares, Inc. 2004 Stock Option Plan.

FOR    [  ]           AGAINST    [  ]           ABSTAIN   [

3.   The ratification of the appointment of BKD, LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

FOR    [  ]           AGAINST    [  ]           ABSTAIN   [  ]

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" all of the above listed propositions.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
Detach above card, sign, date and mail in postage paid envelope provided.

GUARANTY FEDERAL BANCSHARES, INC.

Should the above signed be present and elect to vote at the Meeting, or at any adjournments thereof, and after written notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of the stockholder’s decision to terminate this Proxy. The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting of Stockholders, a Proxy Statement dated April 16, 2004, and an Annual Report to Shareholders.

Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
STLD01-1068498-3